UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 6, 2022
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0004 par value	ELVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Elevate Credit, Inc. (the “Company”), held on May 6, 2022, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1.	Election of Directors.
		Votes For	Votes Withheld	Broker Non-Votes
Jesse K. "Jay" Bray		16,160,894	1,920,732	6,391,793
Bradley R. Strock		12,116,721	5,964,905	6,391,793
Jason Harvison		12,558,248	5,523,378	6,391,793

Each of the director nominees was elected to serve as a director until the 2025 Annual Meeting of Stockholders or until their respective successor is duly elected and qualified.

Proposal 2.	Ratification of the Appointment of Grant Thornton LLP as the Company's Independent Registered Public Accounting Firm for 2022.

	Votes For	Votes Against	Abstain
	23,450,967	14,555	1,007,897
The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2022 was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.
Date:	May 11, 2022	By:	/s/ Steven A. Trussell
Steven A. Trussell
Chief Financial Officer